Exhibit 99.1

EPL COMMENTS ON ATS’ TENDER OFFER RESULTS

ATS Fails to Attract Even 1% of EPL Shares

NEW ORLEANS, September 28, 2006 -- Energy Partners, Ltd. (“EPL” or “the Company”) (NYSE:EPL), today issued the following statement regarding the results of the tender offer made by ATS Inc. (“ATS”), a wholly-owned subsidiary of Woodside Petroleum, Ltd. (ASX:WPL), which were announced today:

“With significantly less than 1% of EPL’s outstanding shares tendered, our stockholders have sent a clear message that they agree with our Board’s belief that the ATS offer is inadequate. We will continue to act in the best interests of our stockholders and appreciate the strong level of confidence that they have expressed in our strategy and our management team.”

As previously announced on September 14, 2006, the EPL Board of Directors rejected as inadequate ATS’ unsolicited offer and recommended that EPL stockholders not tender their shares into the offer.

The Company also noted that it would review ATS’ request that EPL’s Board set a record date for a consent solicitation and will respond in due course.

About Energy Partners, Ltd.
Founded in 1998, EPL is an independent oil and natural gas exploration and production company based in New Orleans, Louisiana. The Company's operations are focused along the U. S. Gulf Coast, both onshore in south Louisiana and offshore in the Gulf of Mexico.

Forward Looking Statements & Additional Information

This press release contains forward-looking information regarding EPL that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements included in this press release that address activities, events or developments that EPL expects, believes or anticipates will or may occur in the future are forward-looking statements. These include statements regarding:

• completion of the proposed merger,
• effective integration of the two companies,
• reserve and production estimates,
• oil and gas prices,
• the impact of derivative positions,
• production expense estimates,
• cash flow estimates,
• future financial performance,
• planned capital expenditures, and
• other matters that are discussed in EPL’s filings with the Securities and Exchange Commission (SEC).

These statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. Please refer to EPL’s filings with the SEC, including Form 10-K for the year ended December 31, 2005,and Form 10-Q for the quarter ended June 30, 2006, for a discussion of these risks.

EPL HAS FILED A PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING EPL’S PROPOSED ACQUISITION OF STONE.

The documents filed with the SEC by EPL may be obtained free of charge from EPL’s website at www.eplweb.com or by directing a request to: Energy Partners, Ltd., 201 St. Charles Avenue, Suite 3400, New Orleans, Louisiana 70170, Attn: Secretary, (504) 569-1875. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed acquisition.

EPL and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of EPL in favor of the acquisition. Information about the executive officers and directors of EPL and their direct or indirect interests, by security holdings or otherwise, in the acquisition will be set forth in the proxy statement-prospectus relating to the acquisition when it becomes available.

Contacts

Investors:

T.J. Thom (504-799-4830) / Al Petrie (504-799-1953)
Energy Partners Ltd.

Media:

Eden Abrahams / Steve Frankel (212-355-4449)
Joele Frank, Wilkinson Brimmer Katcher